Commitments and Contingencies	12 Months Ended
Dec. 31, 2012
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]
Commitments and Contingencies
Contingent Liabilities: The Company sells 1-4 family residential loans under the MPF program with FHLB of Boston. Under this program the Company shares in the credit risk of each mortgage, while receiving fee income in return. The Company is responsible for a Credit Enhancement Obligation ("CEO") based on the credit quality of these loans. FHLB of Boston funds a First Loss Account ("FLA") based on the Company's outstanding MPF mortgage balances. This creates a laddered approach to sharing in any losses. In the event of default, homeowner's equity and private mortgage insurance, if any, are the first sources of repayment; the FHLB of Boston's FLA funds are then utilized, followed by the member's CEO, with the balance the responsibility of FHLB of Boston. These loans meet specific underwriting standards of the FHLB of Boston. As of December 31, 2012, the Company had sold $28.5 million in loans through the MPF program since inception of its participation in the program, with an outstanding balance of $19.1 million as of such date.

The volume of loans sold to the MPF program and the corresponding credit obligation are closely monitored by management. As of December 31, 2012 and 2011, the notional amount of the maximum contingent contractual liability related to this program was $339 thousand and $92 thousand, respectively, of which $32 thousand and $6 thousand had been recorded as a reserve through Accrued interest and other liabilities at December 31, 2012 and 2011, respectively.

Legal Contingencies: In the normal course of business, the Company is involved in various legal and other proceedings. In the opinion of management, after consulting with the Company's legal counsel, any liability resulting from such proceedings is not expected to have a material adverse effect on the Company’s financial statements.